Exhibit 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of June 30, 2015, by and between DEL FRISCO’S RESTAURANT GROUP, INC., a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, N.A., a national banking association (the “Lender”), and acknowledged and agreed to by each Guarantor.

W I T N E S S E T H:

WHEREAS, the Lender and the Borrower previously entered into that certain Loan Agreement dated as of October 15, 2012 (as has been and may be amended, restated, supplemented, modified or replaced from time to time, the “Loan Agreement”) pursuant to which the Lender agreed to make certain Loans to the Borrower as described therein;

WHEREAS, the Borrower has requested that certain terms of the Loan Agreement be amended in the manner set forth herein, and the Lender, subject to the terms and conditions contained herein, has agreed to such amendments, to be effective as of the date hereof; and

WHEREAS, the Borrower has formed two additional Material Subsidiaries, Del Frisco’s of Washington DC, LLC, and Del Frisco’s of Florida, LLC (collectively, the “Additional Guarantors” and each individually, an  “Additional Guarantor”) and pursuant to Section 6.13 of the Loan Agreement, each Additional Guarantor shall become a Guarantor by executing and delivering to the Lender a counterpart of the Guaranty, together with such other documents, instruments and agreements that Lender reasonably requests.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.
2. Amendments to the Loan Agreement. Subject to the conditions hereof and upon satisfaction of the terms set forth in Section 6 herein, the Loan Agreement is hereby amended as follows:
(a) The following definition set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Termination Date” means the earlier of (i) October 15, 2017 and (ii) such date that the Obligations are accelerated in accordance with the terms of this Loan Agreement.

(b) The following definition is hereby added to Section 1.01 of the Loan Agreement, in proper alphabetical order thereto:

“Increase Effective Date” is defined in Section 2.01(d).

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(c) The first sentence of Section 2.01(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a)Subject to the terms and conditions set forth in this Loan Agreement and the other Loan Documents, Lender hereby agrees to provide to Borrower, on a revolving basis from time to time during the period commencing on the Closing Date and continuing through the Termination Date, such amounts as Borrower may request hereunder (the “Revolving Credit Loans”); provided, however, the total principal amount outstanding at any time will not exceed $15,000,000.00 (as such amount may be increased from time to time pursuant to Section 2.01(d), the “Revolving Credit Commitment”) minus the Letter of Credit Liabilities.

(d) A new paragraph (d) is hereby added to Section 2.01 of the Loan Agreement, immediately following paragraph (c) thereof, to read in its entirety as follows:

(d)(i)Provided there exists no Default or Event of Default, upon notice to Lender, Borrower may from time to time request an increase in the Revolving Credit Commitment by an amount (for all such requests) not exceeding $15,000,000.00;  provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000.00 or a whole multiple of $5,000,000.00 in excess thereof, (ii) Borrower may make a maximum of four such requests, and (iii) each such notice must be received by Lender not less than ten Business Days prior to the proposed effective date of such increase.

(ii)Lender shall notify Borrower within ten Business Days after Lender’s receipt of a request to increase the Revolving Credit Commitment whether or not Lender agrees to increase the Revolving Credit Commitment and, if so, whether by an amount equal to or less than the amount of the requested increase.  If Lender does not respond within such time period, it shall be deemed to have declined to increase the Revolving Credit Commitment.

(iii)If the Revolving Credit Commitment is increased in accordance with this Section 2.01(d), Lender and Borrower shall determine the effective date of such increase (the “Increase Effective Date”).

(iv)As a condition precedent to each such increase, Borrower shall deliver to Lender (i) a certificate of each Loan Party, in form reasonably acceptable to Lender, dated as of the Increase Effective Date and signed by a Managerial Official of such Loan Party (A) certifying and attaching the resolutions adopted by such Managerial Official approving or consenting to such increase, (B) certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Article V and in the other Loan Documents are true and correct in all material respects (or is true and correct in all respects if such representation or warranty is qualified by materiality) on and as of the Increase Effective Date and before and after giving effect to such increase,

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except to the extent that such representations and warranties specifically refer to an earlier date, in which case they will be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.01(d), the representations and warranties contained in Section 5.06 will be deemed to refer to the most recent statements furnished pursuant to Section 6.01,  and (2) no Default or Event of Default exists, and (C) confirming all obligations of such Loan Party, (ii) an amended and restated Note signed by a Managerial Officer of Borrower, payable to the order of Lender in the principal amount of the Revolving Credit Commitment (after giving effect to such increase), (iii) a certificate in form reasonably acceptable to Lender signed by a Managerial Official of Borrower, demonstrating compliance with Article VIII on a pro forma basis as of the Increase Effective Date (after giving effect to such increase), and (iv) such other documents as Lender may reasonably request.  Each increase of the Revolving Credit Commitment pursuant to this Section 2.01(d) shall be (i) subject to the sole and absolute discretion of Lender to agree to any increase of the Revolving Credit Commitment, and (ii) effective upon Lender delivering to Borrower notice of the satisfaction of the conditions to effectiveness in this Section 2.01(d).

(e) Section 7.08(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b)so long as no Default shall have occurred and be continuing or shall be caused thereby, Borrower may repurchase capital stock of Borrower from (i) officers, directors and employees of Borrower or any Subsidiary in an aggregate amount not to exceed (A) $2,000,000 in any fiscal year or (B) $5,000,000 during the term of this Loan Agreement and (ii) public investors through block or open market trades in an aggregate amount not to exceed $30,000,000 during the term of this Loan Agreement.

(f) Section 8.03 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

8.03Capital Expenditures.  Capital Expenditures to exceed (a) $35,500,000 in fiscal year 2012 in the aggregate, (b) $40,000,000 in fiscal year 2013 in the aggregate, (c) $50,000,000 in fiscal year 2014 in the aggregate, (d) $50,000,000 in fiscal year 2015 in the aggregate, (e) $60,000,000 in fiscal year 2016 in the aggregate, and (f) $60,000,000 in fiscal year 2017 in the aggregate; provided, Capital Expenditures for any single fiscal year may exceed the limit stated for such year so long as the aggregate Capital Expenditures in excess of such limits in all fiscal years during the term of this Loan Agreement do not exceed $15,000,000.

3. Consent of Guarantors.  Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms, reaffirms and ratifies in all respects the Guaranty to which it is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of

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this Amendment) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4. Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Loan Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lender that after giving effect to this Amendment:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of such parties,  enforceable against such parties in accordance with its terms; and

(c) No Default or Event of Default under the Loan Agreement or under any other Loan Document exists.
6. Conditions to Effectiveness. This Amendment shall not be effective until the following conditions precedent have been satisfied:
(a) the Lender shall have received, in form and substance satisfactory to the Lender, each of the following:
(i) counterparts of this Amendment executed by the Borrower, the Lender and each Guarantor;
(ii) an amended and restated Note executed by the Borrower (the “Amended and Restated Note”);
(iii) a counterpart of a supplement to the Guaranty executed by each Additional Guarantor (the “Guaranty Supplement”);

(iv) a certificate, in form and substance reasonably acceptable to the Lender, of the Borrower executed by a Managerial Official of the Borrower certifying (A) as to the names and titles of the officers of the Borrower authorized to sign this Amendment, the Amended and Restated Note, and each of the other Loan Documents to be executed by the Borrower in connection herewith (including the certificates contemplated herein), together with specimen signatures of such officers; (B) as to resolutions of the board of directors of the Borrower, which resolutions authorize the execution, delivery, and performance

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by the Borrower of this Amendment, the Amended and Restated Note, and each of the other Loan Documents to be executed by the Borrower in connection herewith; (C) that neither the certificate of formation nor the bylaws of the Borrower have been amended, restated, modified, or repealed in any respect since the Closing Date and are in full force and effect as of the date hereof; and (D) as to a certificate of the appropriate government officials as to the existence and good standing of the Borrower in the State of Delaware, dated a date acceptable to the Lender;

(v) a certificate, in form and substance reasonably acceptable to the Lender, of each Additional Guarantor executed by a Managerial Official of such Additional Guarantor certifying as to (A) the names and titles of the officers of such Additional Guarantor authorized to sign the Guaranty Supplement and each of the other Loan Documents to be executed by such Additional Guarantor in connection herewith (including the certificates contemplated herein), together with specimen signatures of such officers; (B) resolutions of the members, managers or other appropriate governing body of such Additional Guarantor, which resolutions authorize the execution, delivery, and performance by such Additional Guarantor of the Guaranty Supplement and each of the other Loan Documents to be executed by such Additional Guarantor in connection herewith; (C) original certified or file–stamped copies of the certificate of formation, articles of organization, or other similar organizational document of such Additional Guarantor, certified as true, correct and complete by the appropriate authority in its jurisdiction of organization as of a date acceptable to the Lender; (D) a true, correct, and complete copy of the operating agreement or other similar organizational document of such Additional Guarantor; and (E) certificates of the appropriate government officials as to the existence and good standing of such Additional Guarantor in (i) its jurisdiction of organization and (ii) each other jurisdiction in which such Additional Guarantor is required to qualify to do business, each dated a date acceptable to the Lender;

(vi) such other documents, instruments and certificates as reasonably requested by the Lender;

(b) the Lender shall have received payment or evidence of payment of all fees and expenses owed by the Borrower to the Lender including, without limitation, the reasonable fees and expenses of Winstead PC, counsel to the Lender;

(c) the Lender shall have received evidence, in form and substance reasonably satisfactory to the Lender, that all actions required to be taken by the Borrower and each other Loan Party in connection with the transactions contemplated by this Amendment have been taken;

(d) the representations and warranties contained in the Loan Agreement and in each other Loan Document shall be true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

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(e) no Default or Event of Default under the Loan Agreement or under any other Loan Document exists.

Upon the satisfaction of the conditions set forth in this Section 6, this Amendment shall be effective as of the date hereof.

7. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument.

8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas.

9. Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. No Novation.  This Amendment is given as an amendment and modification of, and not as a payment of, the obligations of the Borrower and the Guarantors under the Loan Agreement and each other Loan Document and is not intended to constitute a novation of the Loan Agreement or any other Loan Document.  All of the indebtedness, liabilities and obligations owing by the Borrower and the Guarantors under the Loan Agreement and the other Loan Documents shall continue.

11. Expenses.  The Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, and agent for the Lender) incurred before or after the date hereof by the Lender and its affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents.

12. Entire Agreement.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

DEL FRISCO’S RESTAURANT GROUP, INC.

By: /s/ Mark S, Mednansky

      Mark S. Mednansky
      President

LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ Douglas K. Eller
      Douglas K. Eller
      Banker Senior

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REAFFIRMATION OF GUARANTY

By signing below, each Guarantor (including each Additional Guarantor)  (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of its respective guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its respective guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its respective guaranty.

ROMO HOLDING, LLC By:/s/ Mark S, Mednansky Mark S. Mednansky President	/s/ Mark S, Mednansky Mark S. Mednansky President

CENTER CUT HOSPITALITY, INC.
LONE STAR FINANCE, LLC
SULLIVAN’S OF ALASKA, INC.
SULLIVAN’S OF ARIZONA, INC.
CALIFORNIA SULLIVAN’S, INC.
DEL FRISCO’S OF COLORADO, INC.
DEL FRISCO’S GRILLE OF TEXAS, LLC
SULLIVAN’S OF ILLINOIS, INC.
SULLIVAN’S OF INDIANA, INC.
SULLIVAN’S OF KANSAS, INC.
LOUISIANA STEAKHOUSE, INC.
SULLIVAN’S OF BALTIMORE, INC.
DEL FRISCO’S OF BOSTON, LLC
SULLIVAN’S RESTAURANTS OF NEBRASKA, INC.
DEL FRISCO’S OF NEVADA, INC.
DEL FRISCO’S OF NEW YORK, LLC
DEL FRISCO’S GRILLE OF NEW YORK, LLC
SULLIVAN’S OF NORTH CAROLINA, INC.
NORTH PHILADELPHIA SULLIVAN’S, INC.
DEL FRISCO’S OF PHILADELPHIA, INC.
DEL FRISCO’S OF WASHINGTON DC, LLC

DEL FRISCO’S OF FLORIDA, LLC
ROMO HOLDING, LLC

By:/s/ Mark S, Mednansky
     Mark S. Mednansky
     President

SULLIVAN’S – AUSTIN, L.P. DEL FRISCO -- DALLAS, L.P. DEL FRISCO – FORT WORTH, L.P. By: ROMO HOLDING, LLC, its sole general partner By: /s/ Mark S, Mednansky Mark S. Mednansky President

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